Exhibit 99.1
Pluralsight Announces Third Quarter 2020 Results

Silicon Slopes, Utah - November 5, 2020 - Pluralsight, Inc. (NASDAQ: PS), the technology workforce development company, today announced financial results for the third quarter ended September 30, 2020.
“We’re proud of the progress we made in the quarter while still in the midst of the COVID-19 pandemic. We handily beat our revenue, earnings, and cash expectations in Q3 and have raised our annual expectations for each.” said Aaron Skonnard, co-founder and CEO of Pluralsight. “Q3 billings came in lighter than we expected, but we had strong participation and enthusiasm at our PS LIVE customer event in October. With the pipeline generated from PS LIVE and our new products and capabilities, we remain confident in our outlook.”
Third Quarter Financial Highlights
•Billings - Q3 2020 billings were $100.0 million, an increase of 9% period over period. Q3 2020 billings from business customers were $88.6 million, an increase of 10% period over period.
•Revenue - Q3 2020 revenue was $99.5 million, an increase of 20% period over period.
•Gross margin - Q3 2020 gross margin was 79%, compared to 78% in Q3 2019. Q3 2020 non-GAAP gross margin was 81%, compared to 80% in Q3 2019.
•Net loss per share - GAAP net loss per share for Q3 2020 was $0.24, compared to $0.32 in Q3 2019. Adjusted pro forma net loss per share for Q3 2020 was $0.00, compared to $0.08 in Q3 2019.
•Cash flows - Cash used in operations was $2.4 million for Q3 2020, compared to $2.2 million in Q3 2019. Free cash flow was negative $14.9 million for Q3 2020, compared to negative $6.6 million in Q3 2019.
For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.
Financial Outlook
The following forward-looking statements reflect Pluralsight's expectations as of November 5, 2020.
Full Year 2020 Guidance
•Revenue is expected to be in the range of $387.0 million to $390.0 million.
•Adjusted pro forma net loss per share is expected to be in the range of $0.12 to $0.14, assuming weighted-average shares outstanding of approximately 143.5 million.
Guidance for non-GAAP financial measures excludes equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, amortization of debt discount and issuance costs, and, as applicable, other special items, which may be significant. Pluralsight has not reconciled its expectations as to adjusted pro forma net loss per share to their most directly comparable GAAP measures because certain items cannot be reasonably predicted. Accordingly, a reconciliation for expectations of adjusted pro forma net loss per share is not available without unreasonable effort.
Pluralsight’s guidance for the full year 2020 reflects its expectations for the periods after taking into account the impact of COVID-19. However, the crisis that this pandemic has created is very fluid, and the situation is constantly evolving. As such, Pluralsight’s actual results may differ materially from such guidance based on a variety of factors, including Pluralsight’s ability to execute its business during this crisis, the impact of the crisis on Pluralsight’s suppliers, customers and partners, governmental action taken in response to COVID-19, and other factors.
Conference Call Information
Pluralsight will host a conference call for analysts and investors to discuss its third quarter 2020 results and outlook for the full year 2020, today at 2:30 p.m. Mountain Time (4:30 p.m. Eastern Time).

Date:	November 5, 2020
Time:	2:30 p.m. MT (4:30 p.m. ET)
Webcast:	https://investors.pluralsight.com/
Dial-in number:	(877) 350-6732 or (629) 228-0693, conference ID: 3430067
A live audio webcast of the conference call will also be accessible from the Pluralsight website at investors.pluralsight.com. A telephonic replay of the call will be available three hours after the call, will run for seven days, and may be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering the passcode 3430067.
About Pluralsight
Pluralsight is the leading technology skills and engineering management platform. Trusted by forward-thinking companies of every size in every industry, Pluralsight helps individuals and businesses transform with technology through its Skills and Flow products. Skills helps build technology skills at scale with expert-authored courses on today’s most important technologies, including cloud, artificial intelligence, machine learning, data science, and security, among others. Skills also offers analytics and Skill IQ and Role IQ assessments. Flow complements Skills by providing visibility and analytics into software development workflows to accelerate the delivery of products and services.
Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including the quotations of management and statements regarding our future financial and operating performance, and our financial outlook for the full year 2020. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: our ability to attract and retain customers; our ability to expand our course library and develop new platform features; the demand for, and market acceptance of our platform; competition; our ability to improve sales management and execution; our expectations of the potential impact the COVID-19 pandemic may have on our business; and other market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K/A filed with the SEC on March 2, 2020 and in our quarterly report on Form 10-Q filed with the SEC on November 5, 2020, which is available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our condensed consolidated statements of cash flows, less the change in contract assets and unbilled accounts receivable in the period. Billings in any particular period represents amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both new and existing customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share, and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.
Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions.

Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.
Non-GAAP operating expenses. We define non-GAAP operating expenses as operating expenses less equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions, and, as applicable, other special items.
Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, and, as applicable, other special items.
Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to Pluralsight, Inc. adjusted for the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, amortization of debt discount and issuance costs, and, as applicable, other special items. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash (used in) provided by operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Revenue	$99,465	$82,620	$286,876	$228,099
Cost of revenue(1)(2)	20,426	17,829	59,151	52,344
Gross profit	79,039	64,791	227,725	175,755
Operating expenses(1)(2):
Sales and marketing	57,206	55,797	177,380	150,014
Technology and content	29,345	27,847	89,003	72,937
General and administrative	20,366	20,844	66,733	63,610
Total operating expenses	106,917	104,488	333,116	286,561
Loss from operations	(27,878)	(39,697)	(105,391)	(110,806)
Other income (expense):
Interest expense	(7,409)	(7,412)	(21,799)	(16,436)
Loss on debt extinguishment	—	(950)	—	(950)
Other income, net	1,992	3,001	6,429	8,783
Loss before income taxes	(33,295)	(45,058)	(120,761)	(119,409)
Income tax expense	(476)	(404)	(253)	(701)
Net loss	$(33,771)	$(45,462)	$(121,014)	$(120,110)
Less: Net loss attributable to non-controlling interests	(6,410)	(12,983)	(28,405)	(39,429)
Net loss attributable to Pluralsight, Inc.	$(27,361)	$(32,479)	$(92,609)	$(80,681)
Net loss per share, basic and diluted	$(0.24)	$(0.32)	$(0.85)	$(0.88)
Weighted-average shares of Class A common stock used in computing basic and diluted net loss per share	115,196	101,407	109,009	91,741
(1) Includes equity-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Cost of revenue	$312	$138	$878	$355
Sales and marketing	10,908	8,739	31,308	22,967
Technology and content	6,361	6,666	19,581	15,513
General and administrative	6,633	9,114	24,450	28,822
Total equity-based compensation	$24,214	$24,657	$76,217	$67,657
(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Cost of revenue	$1,208	$1,209	$3,626	$2,436
Sales and marketing	50	50	150	79
Technology and content	122	176	459	529
Total amortization of acquired intangible assets	$1,380	$1,435	$4,235	$3,044

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Billings	$100,022	$92,123	$279,334	$250,603
Billings from business customers	$88,599	$80,707	$246,766	$216,967
% of billings from business customers	89%	88%	88%	87%

Non-GAAP Financial Measures

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$79,039	$64,791	$227,725	$175,755
Equity-based compensation	312	138	878	355
Amortization of acquired intangible assets	1,208	1,209	3,626	2,436
Employer payroll taxes on employee stock transactions	10	2	42	18
Non-GAAP gross profit	$80,569	$66,140	$232,271	$178,564
Gross margin	79%	78%	79%	77%
Non-GAAP gross margin	81%	80%	81%	78%

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(dollars in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Reconciliation of operating expenses to non-GAAP operating expenses:
Sales and marketing	$57,206	$55,797	$177,380	$150,014
Less: Equity-based compensation	(10,908)	(8,739)	(31,308)	(22,967)
Less: Amortization of acquired intangible assets	(50)	(50)	(150)	(79)
Less: Employer payroll taxes on employee stock transactions	(161)	(71)	(982)	(1,212)
Non-GAAP sales and marketing	$46,087	$46,937	$144,940	$125,756
Sales and marketing as a percentage of revenue	58%	68%	62%	66%
Non-GAAP sales and marketing as a percentage of revenue	46%	57%	51%	55%

Technology and content	$29,345	$27,847	$89,003	$72,937
Less: Equity-based compensation	(6,361)	(6,666)	(19,581)	(15,513)
Less: Amortization of acquired intangible assets	(122)	(176)	(459)	(529)
Less: Employer payroll taxes on employee stock transactions	(192)	(65)	(1,044)	(979)
Non-GAAP technology and content	$22,670	$20,940	$67,919	$55,916
Technology and content as a percentage of revenue	30%	34%	31%	32%
Non-GAAP technology and content as a percentage of revenue	23%	25%	24%	25%

General and administrative	$20,366	$20,844	$66,733	$63,610
Less: Equity-based compensation	(6,633)	(9,114)	(24,450)	(28,822)
Less: Employer payroll taxes on employee stock transactions	(182)	(195)	(852)	(897)
Less: Secondary offering costs	—	—	(1,260)	(918)
Less: Acquisition-related costs	(341)	—	(341)	(835)
Non-GAAP general and administrative	$13,210	$11,535	$39,830	$32,138
General and administrative as a percentage of revenue	20%	25%	23%	28%
Non-GAAP general and administrative as a percentage of revenue	13%	14%	14%	14%
Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(27,878)	$(39,697)	$(105,391)	$(110,806)
Equity-based compensation	24,214	24,657	76,217	67,657
Amortization of acquired intangible assets	1,380	1,435	4,235	3,044
Employer payroll taxes on employee stock transactions	545	333	2,920	3,106
Secondary offering costs	—	—	1,260	918
Acquisition-related costs	341	—	341	835
Non-GAAP operating loss	$(1,398)	$(13,272)	$(20,418)	$(35,246)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Adjusted pro forma net loss per share
Numerator:
Net loss attributable to Pluralsight, Inc.	$(27,361)	$(32,479)	$(92,609)	$(80,681)
Net loss attributable to non-controlling interests	(6,410)	(12,983)	(28,405)	(39,429)
Equity-based compensation	24,214	24,657	76,217	67,657
Amortization of acquired intangibles	1,380	1,435	4,235	3,044
Employer payroll taxes on employee stock transactions	545	333	2,920	3,106
Secondary offering costs	—	—	1,260	918
Acquisition-related costs	341	—	341	835
Amortization of debt discount and issuance costs	6,853	6,826	20,128	15,120
Loss on debt extinguishment	—	950	—	950
Adjusted pro forma net loss	$(438)	$(11,261)	$(15,913)	$(28,480)
Denominator:
Weighted-average shares of Class A common stock outstanding	115,196	101,407	109,009	91,741
Weighted-average LLC Units of Pluralsight Holdings that are convertible into Class A common stock	28,932	36,791	33,437	44,834
Adjusted pro forma weighted-average common shares outstanding, basic and diluted	144,128	138,198	142,446	136,575
Adjusted pro forma net loss per share	$—	$(0.08)	$(0.11)	$(0.21)

Reconciliation of net cash (used in) provided by operating activities to free cash flow:
Net cash (used in) provided by operating activities	$(2,352)	$(2,175)	$6,693	$(3,823)
Less: Purchases of property and equipment	(10,706)	(3,029)	(31,226)	(7,619)
Less: Purchases of content library	(1,803)	(1,381)	(5,596)	(3,822)
Free cash flow	$(14,861)	$(6,585)	$(30,129)	$(15,264)

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2020	December 31, 2019

Assets
Current assets:
Cash and cash equivalents	$100,882	$90,515
Short-term investments	304,077	332,234
Accounts receivable, net	76,492	101,576
Deferred contract acquisition costs	19,469	18,331
Prepaid expenses and other current assets	18,847	14,174
Total current assets	519,767	556,830
Restricted cash and cash equivalents	17,337	28,916
Long-term investments	114,623	105,805
Property and equipment, net	65,058	22,896
Right-of-use assets	61,719	15,804
Content library, net	11,880	8,958
Intangible assets, net	18,416	22,631
Goodwill	262,532	262,532
Deferred contract acquisition costs, noncurrent	8,317	5,982
Other assets	1,940	1,599
Total assets	$1,081,589	$1,031,953
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$7,041	$10,615
Accrued expenses	47,090	40,703
Accrued author fees	11,988	11,694
Lease liabilities	9,184	5,752
Deferred revenue	207,823	215,137
Total current liabilities	283,126	283,901
Deferred revenue, noncurrent	21,138	19,517
Convertible senior notes, net	490,355	470,228
Lease liabilities, noncurrent	75,393	11,167
Other liabilities	69	980
Total liabilities	870,081	785,793
Stockholders' equity:
Preferred stock	—	—
Class A common stock	12	10
Class B common stock	1	2
Class C common stock	1	1
Additional paid-in capital	724,184	641,128
Accumulated other comprehensive income	1,166	225
Accumulated deficit	(550,990)	(458,381)
Total stockholders’ equity attributable to Pluralsight, Inc.	174,374	182,985
Non-controlling interests	37,134	63,175
Total stockholders’ equity	211,508	246,160
Total liabilities and stockholders' equity	$1,081,589	$1,031,953

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Operating activities
Net loss	$(33,771)	$(45,462)	$(121,014)	$(120,110)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation of property and equipment	2,998	2,417	8,866	6,996
Amortization of acquired intangible assets	1,380	1,435	4,235	3,044
Amortization of course creation costs	883	651	2,464	1,841
Equity-based compensation	24,214	24,657	76,217	67,657
Amortization of deferred contract acquisition costs	6,251	6,006	19,018	17,317
Amortization of debt discount and issuance costs	6,853	6,826	20,128	15,120
Investment discount and premium amortization, net	496	(1,065)	68	(1,771)
Loss on debt extinguishment	—	950	—	950
Other	(104)	(478)	589	(178)
Changes in assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(14,581)	(5,258)	23,512	1,858
Deferred contract acquisition costs	(9,128)	(7,238)	(22,491)	(18,668)
Prepaid expenses and other assets	(4,026)	535	(4,237)	(3,509)
Right-of-use assets	1,449	1,412	4,487	4,339
Accounts payable	1,480	(3,573)	(3,126)	(2,520)
Accrued expenses and other liabilities	11,492	8,317	6,880	5,188
Accrued author fees	277	(7)	293	1,292
Lease liabilities	(730)	(1,758)	(3,604)	(5,130)
Deferred revenue	2,215	9,458	(5,592)	22,461
Net cash (used in) provided by operating activities	(2,352)	(2,175)	6,693	(3,823)
Investing activities
Purchases of property and equipment	(10,706)	(3,029)	(31,226)	(7,619)
Purchases of content library	(1,803)	(1,381)	(5,596)	(3,822)
Cash paid for acquisition, net of cash acquired	—	100	—	(163,771)
Purchases of investments	(110,118)	(212,573)	(427,130)	(529,653)
Proceeds from sales of investments	—	—	—	4,967
Proceeds from maturities of investments	131,225	112,995	446,830	112,995
Net cash provided by (used in) investing activities	8,598	(103,888)	(17,122)	(586,903)
Financing activities
Proceeds from issuance of common stock from employee equity plans	3,863	245	14,741	14,876
Taxes paid related to net share settlement	(1,732)	—	(5,605)	—
Proceeds from issuance of convertible senior notes, net of discount and issuance costs	—	—	—	616,654
Purchase of capped calls related to issuance of convertible senior notes	—	—	—	(69,432)
Repurchases of convertible senior notes	—	(35,000)	—	(35,000)
Proceeds from terminations of capped calls related to repurchases of convertible senior notes	—	1,284	—	1,284
Net cash provided by (used in) financing activities	2,131	(33,471)	9,136	528,382
Effect of exchange rate changes on cash, cash equivalents, and restricted cash and cash equivalents	238	(130)	81	(108)
Net increase (decrease) in cash, cash equivalents, and restricted cash and cash equivalents	8,615	(139,664)	(1,212)	(62,452)
Cash, cash equivalents, and restricted cash and cash equivalents, beginning of period	109,604	288,283	119,431	211,071
Cash, cash equivalents, and restricted cash and cash equivalents, end of period	$118,219	$148,619	$118,219	$148,619

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
ir@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com